UNITED STATES  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2014

Date of Report (Date of earliest event reported)

EVERGREEN-AGRA, INC.

(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of principal executive offices) (Zip Code)

604.764.7646

Registrant's telephone number, including area code

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Effective December 10, 2014, Christopher Meredith has

tendered his resignation as an Officer and as a member of the board of directors. The resignation of Christopher Meredith was not based on any prior understanding or arrangement.

Item 8.01 Other Events

The issuer confirms that Effective November 13, 2014, Pursuant to the Stock Purchase Agreement, the Company owns all of the outstanding equity securities, assets, intellectual property, patents, and facilities of Strategic Plans Pharma LLC (SPP) is a wholly owned subsidiary of Evergreen-Agra, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly ca used this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc

By /s/ Rene Hamouth

Date: December 10, 2014

Rene Hamouth

Chairman of the Board / Director